Trade and other payables	12 Months Ended
Dec. 31, 2024
Trade and other payables
Trade and other payables

20 Trade and other payables

	2024	2023	2022
	$m	$m	$m
Current liabilities
Trade payables	3,640	3,267	2,550
Value-added and payroll taxes and social security	401	492	468
Rebates, chargebacks, returns and other revenue accruals	7,805	7,817	6,078
Clinical trial accruals	1,419	1,424	1,417
Other accruals	6,463	6,112	5,551
Collaboration Revenue contract liabilities	7	7	12
Vaccine contract liabilities	119	142	169
Deferred government grant income	–	–	1
Contingent consideration	1,170	966	757
Acerta Pharma share purchase liability	–	833	867
Other payables	1,441	1,314	1,170
Total	22,465	22,374	19,040
Non-current liabilities
Accruals	65	36	37
Collaboration Revenue contract liabilities	–	7	14
Contingent consideration	581	1,171	1,465
Acerta Pharma share purchase liability	–	–	779
Other payables	1,124	1,446	1,975
Total	1,770	2,660	4,270

Included within Rebates, chargebacks, returns and other revenue accruals are contract liabilities of $114m (2023: $102m; 2022: $87m). The revenue recognised in the year from opening contract liabilities is $96m, comprising $89m relating to other revenue accruals and $7m Collaboration Revenue contract liabilities. The major markets with Rebates, chargebacks, returns and other revenue accruals are the US where the liability at 31 December 2024 amounted to $4,978m (2023: $5,116m; 2022: $3,961m), of which Rare Disease comprises $240m (2023: $190m; 2022: $139m), and China where the liability at 31 December 2024 amounted to $532m (2023: $567m; 2022: $579m).

Trade payables includes $105m (2023: $123m; 2022: $67m) due to suppliers that have signed up to a supply chain financing programme, under which the suppliers can elect on an invoice-by-invoice basis to receive a discounted early payment from the relationship bank rather than being paid in line with the agreed payment terms. If the option is taken, the Group’s liability is assigned by the supplier to be due to the relationship bank rather than the supplier. The value of the liability payable by the Group remains unchanged. The Group assesses the arrangement against indicators to assess if debts which vendors have sold to the funder under the supplier financing scheme continue to meet the definition of trade payables or should be classified as borrowings. At 31 December 2024, the payables met the criteria of Trade payables. The supply chain financing programme operates in the US, UK, Sweden, China and Germany, and as at 31 December 2024, the programme had 458 suppliers enrolled across these countries.

Vaccine contract liabilities relate to amounts received from customers, primarily government bodies, in advance of supply of product.

Included within current Other payables are liabilities to Daiichi Sankyo totalling $377m (2023: $199m; 2022: $100m) resulting from the collaboration agreement in relation to Enhertu entered into in March 2019. Additionally, included within non-current Other payables are liabilities totalling $456m (2023: $774m; 2022: $1,125m) as a result of the Enhertu collaboration agreement and $462m (2023: $464m; 2022: $nil) owed to Avillion as a result of the Airsupra collaboration agreement entered into in March 2018.

In November 2020, Calquence received marketing approval in the EU, which removed all remaining conditionality in respect of the Acerta Pharma put and call options regarding the non-controlling interest; the option was exercised in April 2021. The payments were made in similar annual instalments in 2022 through to 2024, with the first payment of $920m made in 2022, the second payment of $867m made in 2023 and the final payment of $833m made in 2024, with a closing liability as at 31 December 2024 of $nil (2023: $833m; 2022: $1,646m). Interest arising from amortising the liability is included within Finance expense (see Note 3). The associated cash flows were disclosed as financing activities within the Consolidated Statement of Cash Flows.

With the exception of Contingent consideration payables of $1,751m (2023: $2,137m; 2022: $2,222m) which are held at fair value within Level 3 of the fair value hierarchy as defined in Note 12, all other financial liabilities are held at amortised cost with carrying value being a reasonable approximation of fair value.

Contingent consideration

	2024	2023	2022
	$m	$m	$m
At 1 January	2,137	2,222	2,865
Additions through business combinations	198	60	–
Settlements	(1,008)	(826)	(772)
Disposals	–	–	(121)
Revaluations	311	549	82
Discount unwind (Note 3)	113	132	168
At 31 December	1,751	2,137	2,222

Contingent consideration arising from business combinations is fair valued using decision-tree analysis, with key inputs including the probability of success, consideration of potential delays and the expected levels of future revenues.

Revaluations of Contingent consideration are recognised in Selling, general and administrative expense and include an increase of $260m in 2024 (2023: $520m; 2022: $182m) based on revised milestone probabilities, and revenue and royalty forecasts, relating to the acquisition of BMS’s share of the Global Diabetes Alliance. Discount unwind on the liability is included within Finance expense (see Note 3).

The discount rate used for the Contingent consideration balances range from 5% to 8%. The most significant Contingent consideration balance is the Global Diabetes Alliance which is discounted at 8% and is reviewed against comparable benchmarks on a regular basis.

Management has identified that reasonably possible changes in certain key assumptions, including the likelihood of achieving successful trial results, obtaining regulatory approval, the projected market share of the therapy area and expected pricing for launched products, may cause the calculated fair value of the above contingent consideration to vary materially in future years.

The contingent consideration balance relating to BMS’s share of Global Diabetes Alliance of $1,309m (2023: $1,945m; 2022: $2,124m) would increase/decrease by $131m with an increase/decrease in sales of 10% as compared with the current estimates.

The maximum development and sales milestones payable under outstanding Contingent consideration arrangements arising on business combinations are as follows:

		Nature of	Maximum future milestones
Acquisitions	Year	contingent consideration	$m
Spirogen	2013	Milestones	171
Amplimmune, Inc.	2013	Milestones	150
Almirall	2014	Milestones and royalties	345
Neogene	2023	Milestones	110
Fusion	2024	Milestones	304
Gracell	2024	Milestones	149

The amount of royalties payable under the arrangements is inherently uncertain and difficult to predict, given the direct link to future sales and the range of outcomes. The maximum amount of royalties payable in each year is with reference to net sales.